UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2019

OMNICELL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

590 East Middlefield Road
Mountain View, CA  94043
(Address of principal executive offices, including zip code)

(650) 251-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 13, 2019, at a meeting of the Compensation Committee (the “Committee”) of the Board of Directors of Omnicell, Inc. (the “Company”), the Committee: (i) approved the 2019 annualized base salaries for the Company’s executive officers as set forth below, to be effective as of June 24, 2019 and (ii) granted long-term equity compensation awards to the Company’s executive officers in the amounts set forth below.

				Long-Term Equity Compensation
Name	Title	2019 Annualized Base Salary	2019 Annual Cash Bonus Target as % of Base Salary	Stock Option Grant (1)	Restricted Stock Units (time based) (2)	Restricted Stock Units (performance based) (3)
Randall A. Lipps	Chairman, President and Chief Executive Officer	$721,000	125%	83,845	—	39,250
Dan S. Johnston	Executive Vice President and Chief Legal & Administrative Officer	$350,000	90%	12,759	3,041	3,496
Peter J. Kuipers	Executive Vice President and Chief Financial Officer	$435,000	90%	28,708	6,843	7,865
Nhat H. Ngo	Executive Vice President, Marketing, Strategy and Business Development	$375,000	90%	12,759	3,041	3,496
Scott P. Seidelmann	Executive Vice President and Chief Commercial Officer	$420,000	90%	25,518	6,082	6,991
     ___________________

(1)   The exercise price of each of the stock option grants is equal to the closing price of the Company’s stock on the date of grant, February 13, 2019, as reported on The NASDAQ Global Market, which was $78.91 per share. The shares subject to each of the stock option grants vest as follows: 25% of the shares subject to the grant shall vest on the first anniversary of the vesting commencement date of such grants, February 13, 2020, with the remainder of the shares subject to the grant vesting in equal monthly installments over the following thirty-six months.

(2)   The time-based restricted stock unit awards vest on a semi-annual basis over a period of four years commencing on June 15, 2019.

(3)   The performance-based restricted stock unit awards vest as follows: 25% of the shares subject to the performance-based restricted stock unit awards shall vest, if at all, on the date of the Committee meeting in 2020 when the Committee reviews the Company stock performance objectives as compared to the NASDAQ Healthcare Index and certifies in writing the extent to which the objectives were met, with the remaining 75% of  the shares subject to the performance-based restricted stock unit award vesting on a semi-annual basis over a period of thirty-six months commencing on June 15, 2020 only if and to the extent the Committee certifies in writing that the stock performance objectives were met.  The actual number of shares that vest subject to the performance-based restricted stock units may be 0%, 50% or 100% of the numbers reflected above, depending upon the Company’s performance.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
10.1	2019 Executive Officer Annualized Base Salaries

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: February 19, 2019	By:	/s/ Dan S. Johnston
Dan S. Johnston
Executive Vice President and Chief Legal & Administrative Officer

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